Exhibit 23
                                                                     ----------






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-52069 and 333-40536) of Old Republic International Corporation of our report dated June 24, 2005 relating to the financial statements of Great West Casualty Company Profit Sharing Plan, which appears in this Form 11-K.


                                        /s/ PricewaterhouseCoopers LLP



Chicago, Illinois
June 28, 2005